UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414)-765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2019

Date of reporting period:  February 28, 2019

Item 1. Reports to Stockholders.

Annual Report

February 28, 2019

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Long/Short Opportunity Fund

(formerly the Snow Capital Opportunity Fund)

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

The S&P 500® Total Return Index delivered a 4.68% return and the Russell 3000® Value Total Return Index returned 3.28% for the 12-month period ended February 28, 2019. The broad markets experienced three divergent periods of performance over the past year. Between February and September 2018, earnings were boosted by a lower U.S. tax rate and equities reached record highs. From October through December 2018, volatility spiked as investors became concerned about the velocity of U.S. interest rate increases, a weakening global economy and the trade conflict between the United States and China. Political uncertainty further weighed on markets as the U.S. government shut down, Brexit talks failed, and turmoil spread in France and Italy. Financial markets staged a significant recovery in January and February 2019 as some of these issues neared resolution and economic data remained stable.

Looking ahead, we do not believe the economy is on the verge of a recession, though we anticipate a softening economy and moderating expectations. Economic data is encouraging after 2018 was the best year for gross domestic product (GDP) growth in a decade. Solid consumer demand is being driven by a tight labor market, inflation is stable and, while somewhat flattened, the slope of the yield curve remains positive. The Federal Reserve has signaled its tightening cycle is nearing an end.

The tumultuous volatility and market slide during the last three months of 2018 have allowed portfolio managers to position their portfolios for potential stronger results ahead. The test of value investing, predominately among stocks that have recently declined, is time. While a portfolio of value stocks can exhibit greater price volatility over the short-term, we think these stocks could provide solid risk-adjusted returns over the intermediate- to long-term.

Looking forward, we believe a combination of favorable valuations, healthy economic growth, stable interest rates and benign inflation are likely to spur increases in equity prices. We believe these forces will trigger a reversal of the investment cycles from growth to value. The direction of equity prices in the coming quarters is likely to be more idiosyncratic and dependent upon company fundamentals, creating what we believe are exceptional opportunities for Snow Capital’s active investment strategies.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s value investing process, our resources as an institutional investor and our professional investment discipline. Each of the Funds has a distinct investment approach to our shared contrarian value philosophy. We thank our investors and appreciate your continued commitment to the Snow Capital Family of Funds.

Snow Capital Long/Short Opportunity Fund

How did the Fund perform?

For the fiscal year ended February 28, 2019, the Institutional Class shares returned -1.30% compared to a return of 4.68% for the S&P 500® Total Return Index and 3.28% for the Russell 3000® Value Total Return Index. For the six-month period ended February 28, 2019, the Institutional Class shares recorded a return of -3.64% compared to a return of -3.04% for the S&P 500® Total Return Index and -2.14% for the Russell 3000® Value Total Return Index.

How is the Fund managed?

The Long/Short Opportunity Fund (the “Fund”) is an all-cap, contrarian value, liquid alternatives fund that uses a variety of hedging strategies to reduce the overall volatility of the Fund’s investment portfolio.

The Fund employs a fundamental value philosophy and a disciplined bottom-up investment process to select long equity positions. Thorough reviews are conducted on each company to ensure they are in line with our investment thesis and upside target potential return. The portfolio consists of our highest conviction companies as core holdings, while the Fund simultaneously utilizes various hedging strategies such as short equity positions, long and short options, exchange-traded funds (“ETFs”), and closed-end funds. The Fund is managed with a conviction-weighted long portfolio and an opportunistic, research-driven process for our short positioning with the goal of smoothing volatility of investment returns for our shareholders.

Top Positive Contributors to the Fund’s Return

For the full fiscal year, the Information Technology, Energy, Health Care, Utilities, Consumer Discretionary, and Real Estate sectors added to overall performance.

Verifone Systems (PAY) shares outperformed with the announcement on April 9, 2018 that the company would be acquired at a significant premium by an investor group led by Francisco Partners. Given we did not see the likelihood of a competing bid at a higher price, we liquidated our position following the news. BP PLC (BP) shares were strong due to an improvement in commodity prices, driving multiple earnings beats throughout the year. Biogen Inc. (BIIB) strength was driven by encouraging interim data in a large clinical trial for one of its drugs. Investors are increasingly optimistic that one of BIIB’s several pipeline drugs might be commercialized within the next 3-5 years. PBF Energy Inc. (PBF) contributed to overall performance as the company benefitted from strong refining margins in the first half of 2018, coupled with beneficial oil price differentials in the latter half of the year. North American refiners continued to benefit from discounted crude feedstocks, which continued to see elevated differentials relative to Brent and internationally priced barrels. We believe increased pipeline infrastructure is still needed to transport crude oil to the gulf coast and should continue to be a tailwind for refiners in the medium term. Finally, North American refiners are also a significant beneficiary of low natural gas prices, allowing the industry to operate at the low-end of the global cost-curve. Cisco Systems Inc. (CSCO) shares were strong as a new product release coupled with the company’s transition towards software and recurring revenue, while moving away from hardware and one-time revenues, led to a reacceleration in revenue growth. Following a couple years of flat to declining revenue, this shift has led to a multiple re-rating for the stock. Additionally, the company increased its pace of share repurchases, boosting earnings per share (EPS) growth.

Top Detractors from the Fund’s Return

For the full fiscal year, the Consumer Staples, Financials, Materials, Communication Services, and Industrials sectors detracted from overall performance.

Ingredion Inc. (INGR) declined due to weakness in the consumer staples space, as these companies faced higher than expected raw material and freight costs. The company also negatively preannounced both its second quarter results in July 2018 and third quarter results in October 2018, sending the stock down sharply in each instance. Weakness in these quarters was due to declining demand for high fructose corn syrup, which was not fully offset by the company’s faster growing, higher margin Specialty business. United States Steel Corp. (X) shares underperformed due to international trade concerns early in the year and fell further through the end of the year as investors became concerned over new capacity coming online in the face of a potential global recession. Range Resources (RRC) shares disappointed as gas prices continued to be distressed. RRC has been sound operationally and continues to look for opportunities to sell assets to pay down debt. International Paper Co. (IP) declined due to announcements of additional capacity in the North American containerboard market. While not all announcements lead to actual capacity additions, the announcements were enough to spook investors. Additionally, industry demand was lighter than expected later in 2018. Marathon Petroleum Corp. (MPC) declined over the course of 2018, as weakening crack spreads and apprehension over IMO 2020 implementation caused investors to temper their profitability expectations. Weak gasoline cracks in December dragged down the entire complex, as refiners ran at record utilization rates to take advantage of strong distillate margins. We view the selloff as unwarranted as the industry should benefit from improving gasoline inventory levels as domestic refiners are scheduled for record downtime in preparation for IMO 2020. While uncertainty around how much refiners may earn will likely persist into the second half of 2019, MPC has the benefit of significant synergies ramping from their acquisition of Andeavor, which should contribute to sustainable earnings growth beyond 2020.

Were there significant changes to the portfolio?

Compared to the Russell 3000® Value Total Return Index, the Fund holds an above-average weight in the Information Technology and Consumer Discretionary Sectors and a below-average weight in the Financials, Utilities, Communications Services, Industrials, Real Estate, Energy, Health Care, Consumer Staples, and Materials sectors.

We reduced our exposure to Energy, Materials, Consumer Staples, and Financials, and increased our exposure to Information Technology, Health Care, Communications Services, Utilities, Industrials, Real Estate, and Consumer Discretionary during the fiscal year.

As of February 28, 2019, the portfolio held 46 core long equity positions and was approximately 67% net long. The purchase and/or sale of short positions, options, exchange-traded funds, or other securities aim to serve as a hedge to our long equity portfolio. For the year ended February 28, 2019, short positions added 0.10% to total return and other derivative positions added 0.32% to total return.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase & Co. (JPM)

Under the leadership of CEO Jamie Dimon, JPM has become a premier money center bank. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. Credit trends remain benign, loan growth is solid and the balance sheet is overcapitalized. The company continued to take share from the competition and strives for mid-teens return on equity.

Bank of America Corp. (BAC)

One of the largest financial institutions in the U.S., we believe that BAC may benefit from increased demand for the bank’s services and improved competitive positioning. Capital levels are strong and management has been improved under the direction of CEO Brian Moynihan.

Aecom (ACM)

AECOM provides professional technical services to the U.S. government, state, local and non-U.S. governments and agencies, and commercial customers. The company’s services include consulting, planning, architecture, engineering, construction management, project management, asset management, environmental services and design-build services. The growing need for infrastructure improvements throughout the U.S. and internationally should help ACM grow revenues and profits.

International Paper Co. (IP)

International Paper is one of the world’s largest manufacturers of printing papers. In the U.S., IP is #1 in containerboard production. IP’s consumer packaging arm makes board to box cosmetics and food products. The company also offers writing paper, pulp, fiber-based packaging products and serves customers globally.

Zimmer Biomet Holdings Inc. (ZBH)

Zimmer Biomet holds leading global market share in hip and knee replacements of approximately 39% worldwide. The company is focused on sports medicine, extremities and trauma. This category includes shoulders and ankles plus soft tissue injuries that require minimally invasive methods. Global demographics support consistent growth trends for knee and hip replacements, as the percentage of the global population that is over 65 is projected to increase in the future.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the fiscal year ended February 28, 2019, the Institutional Class shares returned -2.21% compared to a return of 4.42% for the Russell 2000® Value Total Return Index. For the six-month period ended February 28, 2019, the Institutional Class shares recorded a returned -11.49% compared to a return of -8.59% for the Russell 2000® Value Total Return Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund (the “Fund”) typically maintains a portfolio of 40 to 60 U.S.-listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments from companies with market capitalizations within the range of the Russell 2000® Value Total Return Index.

Top Positive Contributors to the Fund’s Return

For the fiscal year ended February 28, 2019, the Information Technology, Financials, and Energy sectors added to overall performance.

OFG Bancorp (OFG) shares increased as the company benefited from Hurricane Maria relief funding and recovery efforts, resulting in increased loans and economic activity in Puerto Rico. Integrated Device Technology (IDTI) shares added to performance with the September 10, 2018 announcement that the company would be acquired by Renesas Electronics Corporation. The proposed takeout price was at a meaningful premium to where the stock was trading. As we did not see a competing bid at a higher price as likely, we liquidated our position following the news. Verifone Systems (PAY) shares outperformed with the April 9, 2018 announcement that the company would be acquired at a significant premium by an investor group led by Francisco Partners. Given we did not see the likelihood of a competing bid at a higher price as likely, we liquidated our position following the news. Super Micro (SMCI) shares contributed to performance following multiple quarters of strong operational performance that exceeded analyst expectations. Additionally, the company made significant progress towards completing its delayed financial statement filings. SMCI’s customers have resumed their normal spending activity with the company following a brief slowdown caused by a now widely discredited article that claimed the company’s hardware had been compromised by foreign intelligence groups, and the improved sentiment helped drive the stock’s outperformance. Skechers (SKX) shares improved as the company reported strong top and bottom line results. SKX continued to expand its international presence, but has signaled that its outsized spending will slow, causing investor optimism.

Top Detractors from the Fund’s Return

For the full fiscal year, the Industrials, Health Care, Materials, Consumer Staples, and Consumer Discretionary sectors detracted from overall performance.

Big Lots (BIG) shares have been pressured by higher spending on distribution and freight costs, new store openings, remodels and a new distribution center; however, the investments in remodels are producing high to low double-digit comparable store sales, which has encouraged investors. Lannett Company Inc. (LCI) shares underperformed as the company announced that a key supplier, Jerome Stephens Pharmaceuticals, would not renew their distribution agreement. The lost business will significantly impact cash flows and forward earnings for the company, and we subsequently liquidated our position. Hain Celestial Group (HAIN) shares have underperformed as the company’s margins continue to be pressured from higher freight and commodity costs, execution issues and private label competition. Recently, a new management team has been put in place with a clear message to investors that they will reset investor expectations, reduce SKUs and non-core brands, focus on cashflow and ultimately become more profitable. CNO Financial Group (CNO) shares negatively impacted performance as investors became concerned over risks associated with the long-term care portfolio and lower interest rates. Range Resources (RRC) shares have disappointed as gas prices continued to be distressed. RRC has been sound operationally and continues to look for opportunities to sell assets to pay down debt.

Were there significant changes to the portfolio?

As of February 28, 2019, the Fund held an overweight in the Financials, Consumer Discretionary, Materials, Consumer Staples and Industrials sectors compared to the Russell 2000® Value Total Return Index. The Fund held below average positions in the Information Technology, Health Care and Energy sectors while having no holdings in the Real Estate, Utilities and Communication Service sectors.

We reduced our exposure to the Information Technology, Energy, Industrials and Health Care positions and increased our investments in the Materials, Consumer Staples, Financials and Consumer Discretionary positions during the year.

Comments on the Fund’s Five Largest Holdings

F.N.B. Corporation (FNB)

FNB is a $33 billion in assets bank providing a full range of financial services to consumers and small/medium businesses. Organic loan growth has been solid and FNB is an active acquirer. FNB targets a high payout ratio and carried a dividend yield of nearly 4% as of February 28, 2019. FNB shares sell at an attractive discount to the average forward price-to-earnings ratio of the regional banking group.

BankUnited, Inc. (BKU)

BankUnited is a bank holding company. The company provides a range of financial products and services, such as personal, commercial and business banking. Over the years, BankUnited has built out a national or non-geographically focused platform and scaled up its banking operation through several acquisitions. The company is focused on reducing costs and improving efficiencies, increasing its low-cost deposit base and growing the loan portfolio. These efforts should result in higher earnings despite the wind-down of the high yielding FDIC backed loan portfolio.

American Equity Investment Life Holding Co. (AEL)

American Equity Life Holding Company develops, markets, issues and administers annuities and life insurance products through its subsidiaries. AEL benefits from favorable demographics of aging baby boomers who seek protection from stock market volatility. We believe the company should benefit from the industry-wide mix shift away from variable annuities (which they do not sell) and towards indexed annuities, which generally provide lower risk, minimum guarantees and potential bonus premiums while deposits build tax-free.

Super Micro Computer Inc. (SMCI)

Super Micro provides server and storage hardware devices and related accessories. SMCI has sustained healthy profitability and exceptional growth relative to its peers, resulting from its focus on product customization, earliness to market, and cost engineering.

National General Holdings Corp. (NGHC).

National General Holdings Corp is a specialty personal lines insurance company. The Company provides personal and commercial auto insurance, health insurance and other niche insurance products. NGHC has been highly acquisitive over time and we believe should benefit from lower expenses as they focus on reducing redundant costs from acquired companies. Additionally, the company writes policies in growing areas of the marketplace.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. The Snow Capital Long/Short Opportunity Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Snow Capital Long/Short Opportunity Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Long/Short Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates and currency exchange rates. Investing in exchange-traded funds (ETFs) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500® Total Return Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Gross domestic product (GDP) is the total value of goods produced and services provided in a country during one year.

The Russell 2000® Value Total Return Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged. It is not possible to invest directly in an index.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization

Return on Equity or ROE is calculated as net income divided by common stockholders’ equity.

Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Earnings per diluted share is a performance metric used to gauge the quality of a company’s EPS if all convertible securities were exercised.

Market Capitalization is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

IMO 2020 refers to a new 0.5% global sulfur cap regulation on fuel content beginning January 1, 2020, down from the current limit of 3.5%. The cap is the International Maritime Organization’s (IMO) response to global environmental concerns, specifically in this case related to harmful emissions from ships.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees (Class A and Class C shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/18 - 2/28/19).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund Expense Examples (Unaudited)

	Beginning Account Balance 9/1/18	Ending Account Balance 2/28/19	Expenses Paid During Period 9/1/18- 2/28/19	Annualized Expense Ratio
Based on Actual Fund Returns*
Long/Short Opportunity Fund
Class A	$1,000.00	$962.40	$7.98	1.64%
Class C	1,000.00	958.30	11.60	2.39%
Insitutional Class	1,000.00	963.60	6.77	1.39%
Small Cap Value Fund
Class A	1,000.00	884.10	7.01	1.50%
Class C	1,000.00	880.60	10.51	2.26%
Insitutional Class	1,000.00	885.10	5.84	1.25%

*

Expenses are equal to each Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the 12-month period (365).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the information in this table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Balance 9/1/18	Ending Account Balance 2/28/19	Expenses Paid During Period 9/1/18- 2/28/19	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns*
Long/Short Opportunity Fund
Class A	$1,000.00	$1,106.66	$8.20	1.64%
Class C	1,000.00	1,012.94	11.93	2.39%
Insitutional Class	1,000.00	1,017.90	6.95	1.39%
Small Cap Value Fund
Class A	1,000.00	1,017.35	7.51	1.50%
Class C	1,000.00	1,013.61	11.26	2.26%
Insitutional Class	1,000.00	1,018.60	6.25	1.25%

*

Expenses are equal to each Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the 12-month period (365).

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, under normal market conditions the Fund will invest at least 80% of its net assets, at cost, in equity securities of companies with market capitalizations in the range of the Russell 2000® Value Total Return Index (“small cap companies”). Snow Capital Management L.P. (the “Adviser”) selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2019 is shown below.

Snow Capital Long/Short Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term capital appreciation and protection of investment principal. The Fund seeks to achieve its investment objective by investing primarily in equity securities that Snow Capital Management L.P. (the “Adviser”), the Fund’s investment adviser, believes are undervalued, selling short equity securities the Adviser believes are overvalued and selling short equity securities to hedge market risk. The Fund may also invest in options, futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying equity security or to attempt to “hedge” or limit the exposure of the Fund’s position in an equity security. Long and short investments can include common and preferred stocks, convertible securities, shares of other investment companies and ETFs that invest in equity securities. With a long position, the Fund purchases a security outright, while with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. The Fund may invest in securities of companies of any size and is not managed toward sector or industry weights. In addition to domestic securities, the Fund may have up to 25% of its net assets invested directly or indirectly in foreign securities, including investments in emerging markets. The Fund’s allocation of portfolio assets as of February 28, 2019 is shown below.

*	Short Securities (22.66%); Options Written (0.40%)

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 28, 2019(1)

	One Year	Three Years	Five Years	Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	-7.55%	8.19%	0.33%	7.78%
Class A (without sales charge)	-2.44%	10.15%	1.42%	8.49%
Class C (with sales charge)	-4.15%	9.33%	0.67%	7.68%
Class C (without sales charge)	-3.18%	9.33%	0.67%	7.68%
Institutional Class	-2.21%	10.45%	1.68%	8.76%
Russell 2000® Value Total Return Index	4.42%	14.95%	6.48%	10.25%

	One Year	Five Years	Ten Years	Since Inception (4/28/06)
Long/Short Opportunity Fund
Class A (with sales charge)	-6.71%	0.29%	13.73%	4.20%
Class A (without sales charge)	-1.55%	1.38%	14.34%	4.64%
Class C (with sales charge)	-3.27%	0.63%	13.50%	3.88%
Class C (without sales charge)	-2.29%	0.63%	13.50%	3.88%
Institutional Class	-1.30%	1.64%	14.63%	4.89%
S&P 500® Total Return Index	4.68%	10.67%	16.67%	8.31%
Russell 3000® Value Total Return Index	3.28%	7.97%	15.40%	6.58%
70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Blend Index	3.16%	5.88%	10.91%	5.18%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The Russell 2000® Value Total Return Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Total Return Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The 70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month Treasury Bill Blend Index consists of 70% Russell 3000® Value Total Return Index and 30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index. The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Small Cap Value Fund

Schedule of Investments

February 28, 2019

	Shares	Value
COMMON STOCKS - 99.87%
Air Freight & Logistics - 4.08%
Atlas Air Worldwide Holdings, Inc. (a)	24,378	$1,310,073

Auto Components - 4.25%
Cooper Tire & Rubber Co.	10,100	322,796
Gentherm, Inc. (a)	3,892	159,572
Modine Manufacturing Co. (a)	58,635	881,284

		1,363,652

Banks - 22.20%
BankUnited, Inc.	37,580	1,371,294
First Commonwealth Financial Corp.	81,655	1,148,069
FNB Corp.	117,504	1,438,248
Great Western Bancorp, Inc.	28,485	1,069,612
OFG Bancorp (b)	16,389	339,088
The Bancorp, Inc. (a)	23,010	208,701
Umpqua Holdings Corp.	66,071	1,201,171
United Bankshares, Inc.	9,000	345,510

		7,121,693

Building Products - 3.11%
Apogee Enterprises, Inc.	27,999	999,284

Capital Markets - 3.56%
Affiliated Managers Group, Inc.	6,850	750,829
Cowen, Inc. - Class A (a)	25,200	390,096

		1,140,925

Chemicals - 1.03%
Livent Corp. (a)	10,460	133,888
Venator Materials PLC (a)	33,290	196,078

		329,966

Commercial Services & Supplies - 0.79%
ACCO Brands Corp.	27,382	254,653

Construction & Engineering - 2.31%
AECOM (a)	23,950	741,492

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2019

	Shares	Value
Containers & Packaging - 3.13%
Owens-Illinois, Inc.	50,335	$1,002,673

Food & Staples Retailing - 0.96%
The Andersons, Inc.	8,301	306,805

Food Products - 6.17%
Pilgrim’s Pride Corp. (a)	51,065	1,004,449
The Hain Celestial Group, Inc. (a)	49,605	975,730

		1,980,179

Health Care Providers & Services - 3.44%
Magellan Health, Inc. (a)	14,830	1,010,071
Tivity Health, Inc. (a)	4,390	93,946

		1,104,017

Hotels, Restaurants & Leisure - 3.02%
Bloomin’ Brands, Inc.	20,520	424,354
The Cheesecake Factory, Inc.	11,475	542,767

		967,121

Insurance - 12.12%
American Equity Investment Life Holding Co.	42,630	1,349,239
CNO Financial Group, Inc.	71,385	1,215,687
National General Holdings Corp.	51,255	1,322,892

		3,887,818

Machinery - 3.98%
Astec Industries, Inc.	8,500	324,360
Kennametal, Inc.	4,930	185,812
L.B. Foster Co. - Class A (a)	6,984	120,893
Lydall, Inc. (a)	13,375	376,506
REV Group, Inc.	30,455	269,222

		1,276,793

Metals & Mining - 5.15%
B2Gold Corp. (a)(b)	51,900	162,966
Century Aluminum Co. (a)	16,360	141,187
Commercial Metals Co.	37,085	613,757

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2019

	Shares	Value
United States Steel Corp.	32,765	$734,264

		1,652,174

Multiline Retail - 3.81%
Big Lots, Inc.	38,745	1,221,630

Oil, Gas & Consumable Fuels - 5.09%
Gulfport Energy Corp. (a)	89,645	686,680
PBF Energy, Inc. - Class A	10,896	338,539
Range Resources Corp.	56,770	607,439

		1,632,658

Professional Services - 0.47%
ASGN, Inc. (a)	2,360	152,008

Semiconductors & Semiconductor Equipment - 0.82%
Cypress Semiconductor Corp.	16,935	261,307

Technology Hardware, Storage & Peripherals - 6.30%
NCR Corp. (a)	24,105	675,422
Super Micro Computer, Inc. (a)	70,314	1,344,404

		2,019,826

Textiles, Apparel & Luxury Goods - 4.08%
Skechers U.S.A., Inc. - Class A (a)	38,920	1,308,880

TOTAL COMMON STOCKS (Cost $33,192,437)		32,035,627

MONEY MARKET FUND - 0.33%
Fidelity Investment Money Market Funds - Government Portfolio, Institutional Class, 2.280% (c)	107,370	107,370

TOTAL MONEY MARKET FUND (Cost $107,370)		107,370

Total Investments (Cost $33,299,807) - 100.20%		32,142,997
Liabilities in Excess of Other Assets - (0.20)%		(63,008)

TOTAL NET ASSETS - 100.00%		$32,079,989

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2019

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of February 28, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments

February 28, 2019

	Shares	Value
COMMON STOCKS - 88.11%
Banks - 9.70%
Bank of America Corp. (a)(b)	172,350	$5,011,938
BankUnited, Inc.	87,135	3,179,556
JPMorgan Chase & Co. (a)	62,400	6,512,064

		14,703,558

Beverages - 1.01%
Molson Coors Brewing Co.	24,800	1,529,168

Biotechnology - 5.66%
Amgen, Inc. (b)	21,175	4,024,944
Biogen, Inc. (a)(b)(c)	13,895	4,557,699

		8,582,643

Capital Markets - 2.20%
The Goldman Sachs Group, Inc.	16,910	3,326,197

Communications Equipment - 2.46%
Cisco Systems, Inc.	72,000	3,727,440

Construction & Engineering - 3.10%
AECOM (b)(c)	151,800	4,699,728

Containers & Packaging - 3.05%
International Paper Co. (a)	100,800	4,618,656

Diversified Telecommunication Services - 2.06%
CenturyLink, Inc.	237,000	3,126,030

Electric Utilities - 1.70%
Exelon Corp.	53,000	2,575,270

Entertainment - 1.01%
The Walt Disney Co.	13,500	1,523,340

Food Products - 4.26%
The Hain Celestial Group, Inc. (c)	114,920	2,260,476
Tyson Foods, Inc. - Class A	68,000	4,192,880

		6,453,356

Health Care Equipment & Supplies - 3.03%
Zimmer Biomet Holdings, Inc. (a)	37,055	4,599,267

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

February 28, 2019

	Shares	Value
Health Care Providers & Services - 2.99%
Laboratory Corp. of America Holdings (a)(c)	30,600	$4,536,144

Household Durables - 2.62%
Mohawk Industries, Inc. (b)(c)	11,000	1,497,320
PulteGroup, Inc.	91,410	2,468,070

		3,965,390

Insurance - 6.88%
Athene Holding Ltd. - Class A (b)(c)(d)	99,800	4,446,090
MetLife, Inc. (a)	94,830	4,285,368
Prudential Financial, Inc.	17,700	1,696,545

		10,428,003

Interactive Media & Services - 2.26%
Alphabet, Inc. - Class C (c)	2,015	2,256,639
Facebook, Inc. - Class A (b)(c)	7,200	1,162,440

		3,419,079

Internet & Direct Marketing Retail - 0.65%
Amazon.com, Inc. (b)(c)	600	983,898

Machinery - 1.20%
PACCAR, Inc.	26,880	1,822,464

Metals & Mining - 3.32%
Rio Tinto PLC - ADR	55,200	3,212,640
United States Steel Corp. (b)	80,980	1,814,762

		5,027,402

Multiline Retail - 1.10%
Target Corp.	23,000	1,670,720

Oil, Gas & Consumable Fuels - 9.50%
BP PLC - ADR	100,700	4,294,855
Kinder Morgan, Inc.	157,580	3,019,233
Marathon Petroleum Corp.	54,900	3,404,349
PBF Energy, Inc. - Class A (b)	20,100	624,507
Range Resources Corp.	285,000	3,049,500

		14,392,444

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

February 28, 2019

	Shares	Value
Semiconductors & Semiconductor Equipment - 4.97%
Broadcom, Inc. (b)	15,950	$4,391,992
QUALCOMM, Inc.	28,600	1,526,954
Skyworks Solutions, Inc. (b)	19,670	1,606,252

		7,525,198

Software - 3.32%
Microsoft Corp. (a)	15,900	1,781,277
Oracle Corp.	62,300	3,247,699

		5,028,976

Specialty Retail - 2.71%
Abercrombie & Fitch Co. - Class A (b)	77,000	1,690,150
Dick’s Sporting Goods, Inc. (b)	62,000	2,421,720

		4,111,870

Technology Hardware, Storage & Peripherals - 4.03%
Apple, Inc.	14,000	2,424,100
NCR Corp. (c)	131,404	3,681,940

		6,106,040

Textiles, Apparel & Luxury Goods - 3.32%
PVH Corp.	27,600	3,169,584
Skechers U.S.A., Inc. - Class A (b)(c)	55,310	1,860,075

		5,029,659

TOTAL COMMON STOCKS (Cost $128,253,739)		133,511,940

	Contracts	Notional Value	Value
PURCHASED OPTIONS - 0.02%
EXCHANGE TRADED CALL OPTIONS - 0.02%
Facebook, Inc. - Class A
Expiration: March, 2019, Exercise Price: $160.000	70	$1,120,000	$28,000

TOTAL PURCHASED OPTIONS (Cost $19,136)			28,000

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

February 28, 2019

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.02%
Equity Real Estate Investment Trusts (REITs) - 2.02%
Outfront Media, Inc.	136,700	$3,067,548

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $3,105,441)		3,067,548

MONEY MARKET FUND - 10.23%
Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 2.280% (e)	15,507,631	15,507,631

TOTAL MONEY MARKET FUND (Cost $15,507,631)		15,507,631

Total Investments (Cost $146,861,256) - 100.38%		152,115,119
Liabilities in Excess of Other Assets - (0.38)%		(571,419)

TOTAL NET ASSETS - 100.00%		$151,543,700

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	All or a portion of this security is pledged as collateral for securities sold short.
(b)	All or a portion of this security may be subject to call options written.
(c)	Non-income producing security.
(d)	Foreign issued security.
(e)	Seven day yield as of February 28, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Securities Sold Short

February 28, 2019

	Shares	Value
SECURITIES SOLD SHORT - (22.66)%
COMMON STOCKS - (13.03)%
Auto Components - (0.45)%
Aptiv PLC (a)	(8,210)	$(682,333)

Banks - (1.29)%
Citizens Financial Group, Inc.	(17,650)	(651,991)
Huntington Bancshares, Inc.	(45,300)	(652,773)
Regions Financial Corp.	(39,990)	(655,836)

		(1,960,600)

Capital Markets - (0.43)%
Northern Trust Corp.	(6,970)	(649,604)

Chemicals - (2.19)%
Air Products & Chemicals, Inc.	(3,720)	(673,990)
Ecolab, Inc.	(3,900)	(658,749)
FMC Corp.	(7,540)	(674,830)
RPM International, Inc.	(11,160)	(645,829)
W.R. Grace & Co.	(8,660)	(672,622)

		(3,326,020)

Consumer Finance - (0.43)%
American Express Co.	(6,060)	(652,904)

Containers & Packaging - (0.44)%
Crown Holdings, Inc.	(12,250)	(665,053)

Diversified Financial Services - (0.44)%
Nasdaq, Inc.	(7,290)	(667,545)

Energy Equipment & Services - (1.31)%
Baker Hughes a GE Co. - Class A	(26,460)	(698,015)
National Oilwell Varco, Inc.	(22,300)	(627,522)
Schlumberger Ltd. (a)	(14,850)	(654,291)

		(1,979,828)

Food & Staples Retailing - (0.44)%
Sysco Corp.	(9,780)	(660,639)

Food Products - (0.44)%
McCormick & Co Inc.	(4,870)	(662,223)

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Securities Sold Short (Continued)

February 28, 2019

	Shares	Value
Hotels, Restaurants & Leisure - (0.85)%
Dunkin’ Brands Group, Inc.	(9,210)	$(658,054)
Wyndham Hotels & Resorts, Inc.	(12,080)	(635,046)

		(1,293,100)

Household Products - (0.86)%
Colgate-Palmolive Co.	(9,820)	(646,843)
The Procter & Gamble Co.	(6,690)	(659,300)

		(1,306,143)

Insurance - (0.88)%
Brown & Brown, Inc.	(22,990)	(680,964)
Marsh & McLennan Cos., Inc.	(7,000)	(651,140)

		(1,332,104)

Oil, Gas & Consumable Fuels - (2.15)%
Cabot Oil & Gas Corp.	(25,800)	(635,196)
Devon Energy Corp.	(21,890)	(645,974)
Diamondback Energy, Inc.	(6,220)	(640,225)
Hess Corp.	(11,870)	(686,679)
Valero Energy Corp.	(7,950)	(648,402)

		(3,256,476)

Specialty Retail - (0.43)%
Tiffany & Co.	(6,830)	(649,123)

TOTAL COMMON STOCKS (Proceeds: $19,519,447)		(19,743,695)

EXCHANGE TRADED FUNDS - (9.63)%
iShares Russell 1000 ETF	(15,700)	(2,436,483)
iShares Russell 1000 Value ETF	(20,193)	(2,490,806)
iShares Russell 2000 Growth ETF	(19,500)	(3,890,835)
SPDR S&P 500 ETF Trust	(20,745)	(5,781,217)

TOTAL EXCHANGE TRADED FUNDS (Proceeds: $14,247,606)		(14,599,341)

Total for Shares Sold Short (Proceeds: $33,767,054)		$(34,343,036)

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Securities Sold Short (Continued)

February 28, 2019

(a)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written

February 28, 2019

	Contracts	Notional Value	Value
EXCHANGE TRADED CALL OPTIONS
Abercrombie & Fitch Co. - Class A Expiration: April, 2019, Exercise Price: $25.00	(300)	$(658,500)	$(18,900)
AECOM Expiration: March, 2019, Exercise Price: $35.00	(247)	(764,712)	(1,235)
Amazon.com, Inc. Expiration: June, 2019, Exercise Price: $1700.00	(6)	(983,898)	(45,420)
Amgen, Inc. Expiration: April, 2019, Exercise Price: $210.00	(80)	(1,520,640)	(7,120)
Athene Holding Ltd. - Class A Expiration: May, 2019, Exercise Price: $55.00	(157)	(699,435)	(2,748)
Bank of America Corp.
Expiration: June, 2019, Exercise Price: $30.00	(280)	(814,240)	(28,560)
Expiration: June, 2019, Exercise Price: $31.00	(280)	(814,240)	(17,920)
Biogen, Inc.
Expiration: April, 2019, Exercise Price: $365.00	(40)	(1,312,040)	(20,000)
Expiration: June, 2019, Exercise Price: $380.00	(40)	(1,312,040)	(33,400)
Broadcom, Inc.
Expiration: April, 2019, Exercise Price: $280.00	(32)	(881,152)	(27,872)
Expiration: June, 2019, Exercise Price: $300.00	(25)	(688,400)	(17,000)
Dick’s Sporting Goods, Inc. Expiration: March, 2019, Exercise Price: $38.00	(300)	(1,171,800)	(86,400)
Facebook, Inc. - Class A Expiration: March, 2019, Exercise Price: $175.00	(70)	(1,130,150)	(1,050)
Mohawk Industries, Inc. Expiration: June, 2019, Exercise Price: $150.00	(50)	(680,600)	(18,250)
PBF Energy, Inc. - Class A Expiration: June, 2019, Exercise Price: $38.00	(100)	(310,700)	(4,000)
Skechers U.S.A., Inc. - Class A Expiration: April, 2019, Exercise Price: $32.00	(300)	(1,008,900)	(94,500)
Skyworks Solutions, Inc. Expiration: May, 2019, Exercise Price: $80.00	(94)	(767,604)	(55,460)
United States Steel Corp. Expiration: March, 2019, Exercise Price: $25.00	(250)	(560,250)	(2,250)

			(482,085)

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2019

	Contracts	Notional Value	Value
EXCHANGE TRADED PUT OPTIONS
Abercrombie & Fitch Co. - Class A Expiration: March, 2019, Exercise Price: $18.00	(300)	$(658,500)	$(8,100)
Activision Blizzard, Inc.
Expiration: March, 2019, Exercise Price: $40.00	(24)	(101,136)	(960)
Expiration: April, 2019, Exercise Price: $40.00	(340)	(1,432,760)	(42,840)
Amazon.com, Inc. Expiration: June, 2019, Exercise Price: $1500.00	(5)	(819,915)	(20,720)
Apple, Inc. Expiration: June, 2019, Exercise Price: $150.00	(70)	(1,212,050)	(12,180)
Biogen, Inc. Expiration: April, 2019, Exercise Price: $265.00	(40)	(1,312,040)	(5,500)
Caterpillar, Inc. Expiration: April, 2019, Exercise Price: $105.00	(150)	(2,060,100)	(2,550)
Johnson & Johnson, Inc. Expiration: April, 2019, Exercise Price: $115.00	(127)	(1,735,328)	(3,048)
QUALCOMM, Inc. Expiration: June, 2019, Exercise Price: $45.00	(175)	(934,325)	(14,000)
SPDR S&P 500 ETF Trust
Expiration: March, 2019, Exercise Price: $250.00	(90)	(2,508,120)	(1,440)
Expiration: March, 2019, Exercise Price: $255.00	(81)	(2,257,308)	(1,701)
Target Corp.
Expiration: March, 2019, Exercise Price: $62.50	(145)	(1,053,280)	(3,190)
Expiration: March, 2019, Exercise Price: $65.00	(100)	(726,400)	(4,500)

			(120,729)

Total Options Written (Premiums received $1,012,280)			$(602,814)

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities

February 28, 2019

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
ASSETS
Investments, at value: (Cost $33,299,807 and $146,861,256, respectively)	$32,142,997	$152,115,119
Dividends and interest receivable	10,382	401,548
Receivable from Adviser	1,701	—
Receivable for investments sold	169,729	7,792,418
Receivable for Fund shares sold	11,153	2,886
Deposits at Broker	—	34,265,354
Other assets	22,695	9,835

TOTAL ASSETS	32,358,657	194,587,160

LIABILITIES
Short securities, at value (premiums received of $0 and $33,767,054, respectively)	—	34,343,036
Written options, at value (premiums received of $0 and $1,012,280, respectively)	—	602,814
Payable for dividends on short positions	—	2,338
Payable for investments purchased	183,014	7,798,070
Payable for Fund shares redeemed	9,975	14,835
Payable to affiliates	36,103	58,159
Payable to Adviser	—	91,527
Payable for distribution fees	6,963	44,329
Payable for shareholder servicing fees	1,511	20,203
Accrued expenses and other liabilities	41,102	68,149

TOTAL LIABILITIES	278,668	43,043,460

NET ASSETS	$32,079,989	$151,543,700

Net assets consist of:
Paid-in capital	$34,406,847	$148,668,939
Total distributable earnings (losses)	$(2,326,858)	$2,874,761

NET ASSETS	$32,079,989	$151,543,700

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

February 28, 2019

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
CLASS A SHARES
Net assets	$12,947,604	$64,079,105
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	410,152	2,458,221
Net asset value, redemption price and offering price per share	$31.57	$26.07
Maximum offering price per share (Net Asset Value per share divided by 0.9475)(2) (3)	$33.32	$27.51

CLASS C SHARES
Net assets	$4,293,562	$16,734,955
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	145,492	686,934
Net asset value, redemption price and offering price per share(1) (3)	$29.51	$24.36

INSTITUTIONAL CLASS SHARES
Net assets	$14,838,823	$70,729,640
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	459,756	2,685,674
Net asset value, redemption price and offering price per share(1)	$32.28	$26.34

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)

A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on Class A share purchases of $1,000,000 or more that are redeemed within twelve months of purchase and a CDSC of 1.00% may be charged on Class C shares redeemed within twelve months of purchase.

(3)	Reflects a maximum sales charge of 5.25%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Year Ended February 28, 2019

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
INVESTMENT INCOME
Dividend income	$474,611	$3,528,881
Interest income	10,409	726,934
Other income	—	324,114

TOTAL INVESTMENT INCOME	485,020	4,579,929

EXPENSES
Management fees	350,822	1,351,977
Administration fees	135,158	236,647
Transfer agent fees and expenses	73,367	144,905
Distribution fees - Class A	35,157	169,923
Distribution fees - Class C	36,511	137,488
Federal and state registration fees	47,128	56,429
Audit and tax fees	33,020	35,490
Reports to shareholders	12,691	58,666
Shareholder servicing fees - Class C	12,170	45,829
Legal fees	11,055	30,146
Chief Compliance Officer fees	8,577	8,560
Trustees’ fees and expenses	7,847	7,847
Custody fees	7,261	18,928
Accounting expense	2,344	5,241
Interest expense	995	—
Interest and broker expenses	—	574
Dividends on short positions	—	272,028
Other expenses	7,426	10,365

TOTAL EXPENSES	781,529	2,591,043

Less waivers and reimbursements by Adviser (Note 4)	(235,088)	—

NET EXPENSES	546,441	2,591,043

NET INVESTMENT INCOME (LOSS)	(61,421)	1,988,886

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations (Continued)

For the Year Ended February 28, 2019

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	$3,209,392	$6,843,674
Securities sold short	—	312,441
Purchased options	—	(36,396)
Written options	—	2,307,507
Net change in unrealized appreciation (depreciation) on:
Investments	(4,254,335)	(15,142,563)
Securities sold short	—	173,202
Purchased options	—	8,864
Written options	—	326,514

NET REALIZED AND UNREALIZED LOSS	(1,044,943)	(5,206,757)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,106,364)	$(3,217,871)

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2019	Year Ended February 28, 2018
FROM OPERATIONS
Net investment loss	$(61,421)	$(223,329)
Net realized gain on:
Investments	3,209,392	4,206,257
Net change in unrealized appreciation (depreciation)
Investments	(4,254,335)	(2,354,639)

Increase (decrease) in net assets from operations	(1,106,364)	1,628,289

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	238,613	467,936
Proceeds from shares sold - Class C	166,767	280,177
Proceeds from shares sold - Institutional Class	2,697,335	4,088,457
Payments for shares redeemed - Class A(1)	(2,267,550)	(6,921,772)
Payments for shares redeemed - Class C	(971,026)	(3,594,770)
Payments for shares redeemed - Institutional Class(2)	(6,363,352)	(13,871,236)

Net decrease from capital share transactions	(6,499,213)	(19,551,208)

TOTAL DECREASE IN NET ASSETS	(7,605,577)	(17,922,919)
NET ASSETS
Beginning of Year	$39,685,566	$57,608,485

End of Year	$32,079,989	$39,685,566 (3)

(1)	Net of redemption fees of $- and $4 for the year ended February 28, 2019 and February 28, 2018, respectively.
(2)	Net of redemption fees of $24 and $8 for the year ended February 28, 2019 and February 28, 2018, respectively.
(3)	Includes accumulated net investment loss of $(39,620).

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Long/Short Opportunity Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2019	Year Ended February 28, 2018
FROM OPERATIONS
Net investment income	$1,988,886	$2,443,889
Net realized gain (loss) on:
Investments	6,843,674	19,322,365
Securities sold short	312,441	(2,519,152)
Purchased options	(36,396)	(3,052)
Written options	2,307,507	2,533,581
Net change in unrealized appreciation (depreciation)
Investments	(15,142,563)	(9,303,176)
Securities sold short	173,202	(454,705)
Purchased options	8,864	2,452
Written options	326,514	(311,429)

Increase (decrease) in net assets from operations	(3,217,871)	11,710,773

FROM DISTRIBUTIONS
Net dividends and distributions - Class A	(1,027,929)	(3,256,839)
Net dividends and distributions - Class C	(103,352)	(810,568)
Net dividends and distributions - Institutional Class	(1,333,564)	(4,732,784)

Net decrease in net assets resulting from distributions paid	(2,464,845)	(8,800,191	)(1)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	1,052,262	5,653,275
Proceeds from shares sold - Class C	260,479	273,371
Proceeds from shares sold - Institutional Class	2,770,461	13,453,585
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	167,054	656,064
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	82,802	633,186
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	814,945	2,589,462
Payments for shares redeemed - Class A(2)	(7,074,231)	(15,113,046)
Payments for shares redeemed - Class C(3)	(3,674,792)	(8,922,979)
Payments for shares redeemed - Institutional Class(4)	(26,530,231)	(29,695,280)

Net decrease from capital share transactions	(32,131,251)	(30,472,362)

TOTAL DECREASE IN NET ASSETS	(37,813,967)	(27,561,780)
NET ASSETS
Beginning of Year	$189,357,667	$216,919,447

End of Year	$151,543,700	$189,357,667	(5)

(1)	Includes net investment income distributions of $(3,256,839), $(810,568), and $(4,732,784) for Class A, Class C, and Institutional Class, respectively.
(2)	Net of redemption fees of $- and $12 for the year ended February 28, 2019 and February 28, 2018, respectively.
(3)	Net of redemption fees of $- and $56 for the year ended February 28, 2019 and February 28, 2018, respectively.
(4)	Net of redemption fees of $- and $4 for the year ended February 28, 2019 and February 28, 2018, respectively.
(5)	Includes accumulated undistributed net investment income of $2,464,845.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2019		Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015
Net Asset Value, Beginning of Year	$32.36		$30.61		$23.62		$30.94		$32.87

Income from investment operations:
Net investment loss(1)	(0.06)		(0.16)		(0.19)		(0.08)		(0.15)
Net realized and unrealized gain (loss) on investments	(0.73)		1.91		7.18		(7.13)		1.76

Total from Investment Operations	(0.79)		1.75		6.99		(7.21)		1.61

Less Distributions:
From net realized gain on investments	—		—		—		(0.11)		(3.54)

Total Distributions to Shareholders	—		—		—		(0.11)		(3.54)

Paid-in capital from redemption fees (Note 2)	—		0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)

Net Asset Value, End of Year	$31.57		$32.36		$30.61		$23.62		$30.94

Total Return(3)	-2.44%		5.72%		29.59%		-23.35%		4.75%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s Omitted)	$12,948		$15,236		$21,013		$20,174		$32,604
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	2.14	%(4)	2.14	%(4)	2.05	%(4)	1.93	%(4)	1.79%
After waivers and reimbursements of expenses	1.50	%(5)	1.64	%(5)(6)	1.71	%(5)	1.72	%(5)	1.70%
Ratio of net investment loss to average net assets
Before waivers and reimbursements of expenses	(0.83)%		(1.02)%		(1.02)%		(0.51)%		(0.53)%
After waivers and reimbursements of expenses	(0.19)%		(0.52)%		(0.68)%		(0.30)%		(4.40)%
Portfolio turnover rate	51.90%		52.76%		73.84%		60.78%		83.51%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The expense ratio before waivers and reimbursements of expenses excluding interest expenses are 2.14%, 2.12%, 2.04% and 1.91% for the years ended February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(5)

The expense ratio after waivers and reimbursements of expenses excluding interest expenses are 1.50%, 1.62%, 1.70%, and 1.70% for the years ended February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2019		Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015
Net Asset Value, Beginning of Year	$30.48		$29.05		$22.58		$29.80		$32.01

Income from investment operations:
Net investment loss(1)	(0.29)		(0.36)		(0.38)		(0.26)		(0.36)
Net realized and unrealized gain (loss) on investments	(0.68)		1.79		6.85		(6.85)		1.69

Total from Investment Operations	(0.97)		1.43		6.47		(7.11)		1.33

Less Distributions:
From net realized gain on investments	—		—		—		(0.11)		(3.54)

Total Distributions to Shareholders	—		—		—		(0.11)		(3.54)

Paid-in capital from redemption fees (Note 2)	—		—		0.00	(2)	0.00	(2)	0.00 (2)

Net Asset Value, End of Year	$29.51		$30.48		$29.05		$22.58		$29.80

Total Return(3)	-3.18%		4.92%		28.65%		-23.88%		3.95%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s Omitted)	$4,294		$5,230		$8,394		$10,560		$18,739
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	2.89	%(4)	2.89	%(4)	2.73	%(4)	2.42	%(4)	2.50%
After waivers and reimbursements of expenses	2.25	%(5)	2.39	%(5)(6)	2.46	%(5)	2.41	%(5)	2.45%
Ratio of net investment loss to average net assets
Before waivers and reimbursements of expenses	(1.58)%		(1.77)%		(1.71)%		(1.00)%		(1.15)%
After waivers and reimbursements of expenses	(0.94)%		(1.27)%		(1.44)%		(0.98)%		(1.10)%
Portfolio turnover rate	51.90%		52.76%		73.84%		60.78%		83.51%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The expense ratio before waivers and reimbursements of expenses excluding interest expenses are 2.89%, 2.87%, 2.72% and 2.41% for the years ended February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(5)

The expense ratio after waivers and reimbursements of expenses excluding interest expenses are 2.25%, 2.37%, 2.45%, and 2.40% for the years ended February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2019		Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015
Net Asset Value, Beginning of Year	$33.00		$31.14		$23.96		$31.31		$33.14

Income from investment operations:
Net investment income (loss)(1)	0.02		(0.08)		(0.12)		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.74)		1.94		7.30		(7.23)		1.73

Total from Investment Operations	(0.72)		1.86		7.18		(7.24)		1.71

Less Distributions:
From net realized gain on investments	—		—		—		(0.11)		(3.54)

Total Distributions to Shareholders	—		—		—		(0.11)		(3.54)

Paid-in capital from redemption fees (Note 2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)

Net Asset Value, End of Year	$32.28		$33.00		$31.14		$23.96		$31.31

Total Return	-2.21%		6.01%		29.97%		-23.17%		5.01%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s Omitted)	$14,839		$19,220		$28,201		$28,304		$57,662
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.89	%(3)	1.89	%(3)	1.80	%(3)	1.67	%(3)	1.57%
After waivers and reimbursements of expenses	1.25	%(4)	1.39	%(4)(5)	1.46	%(4)	1.46	%(4)	1.45%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses	(0.57)%		(0.77)%		(0.77)%		(0.24)%		(0.19)%
After waivers and reimbursements of expenses	0.07%		(0.27)%		(0.43)%		(0.04)%		(0.07)%
Portfolio turnover rate	51.90%		52.76%		73.84%		60.78%		83.51%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)

The expense ratio before waivers and reimbursements of expenses excluding interest expenses are 1.88%, 1.88%, 1.79% and 1.66% for the years ended February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(4)

The expense ratio after waivers and reimbursements of expenses excluding interest expenses are 1.25%, 1.37%, 1.45%, and 1.45% for the years ended February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(5)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2019		Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015
Net Asset Value, Beginning of Year	$26.95		$26.55		$18.61		$27.96		$30.44

Income from investment operations:
Net investment income(1)	0.31		0.32		0.99		0.10		0.03
Net realized and unrealized gain (loss) on investments	(0.77)		1.33		6.95		(8.85)		1.60

Total from Investment Operations	(0.46)		1.65		7.94		(8.75)		1.63

Less Distributions:
From investment loss	(0.42)		(1.25)		—		—		(0.04)
From net realized gain on investments	—		—		—		(0.60)		(4.07)

Total Distributions to Shareholders	(0.42)		(1.25)		—		(0.60)		(4.11)

Paid-in capital from redemption fees (Note 2)	—		0.00	(2)	—		0.00	(2)	0.00 (2)

Net Asset Value, End of Year	$26.07		$26.95		$26.55		$18.61		$27.96

Total Return(3)	-1.55%		6.12%		42.59%		-31.55%		5.03%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s Omitted)	$64,079		$72,100		$79,907		$68,874		$116,812
Ratio of expenses to average net assets	1.57	%(4)	1.58	%(4)(6)	1.58	%(4)	1.59	%(4)	1.47%
Ratio of net investment income to average net assets	1.15	%(5)	1.18	%(5)	4.26	%(5)	0.40	%(5)	0.11%
Portfolio turnover rate	37.64%		71.53%		83.56%		67.95%		83.32%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The ratio of expenses excluding dividends and interest expenses on short positions are 1.41%, 1.50%, 1.54%, and 1.50% for the years ended February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(5)	The net investment income ratios include dividends on short positions and interest expense.
(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2019		Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015
Net Asset Value, Beginning of Year	$25.11		$24.74		$17.47		$26.49		$29.20

Income from investment operations:
Net investment income (loss)(1)	0.10		0.12		0.77		(0.08)		(0.18)
Net realized and unrealized gain (loss) on investments	(0.70)		1.22		6.50		(8.34)		1.54

Total from Investment Operations	(0.60)		1.34		7.27		(8.42)		1.36

Less Distributions:
From investment loss	(0.15)		(0.97)		—		—		—
From net realized gain on investments	—		—		—		(0.60)		(4.07)

Total Distributions to Shareholders	(0.15)		(0.97)		—		(0.60)		(4.07)

Paid-in capital from redemption fees (Note 2)	—		0.00	(2)	—		0.00	(2)	0.00 (2)

Net Asset Value, End of Year	$24.36		$25.11		$24.74		$17.47		$26.49

Total Return(3)	-2.29%		5.31%		41.53%		-32.05%		4.27%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s Omitted)	$16,735		$20,597		$28,286		$27,099		$55,434
Ratio of expenses to average net assets	2.32	%(4)	2.33	%(4)(6)	2.33	%(4)	2.33	%(4)	2.18%
Ratio of net investment income (loss) to average net assets	0.40	%(5)	0.50	%(5)	3.53	%(5)	(0.37	)%(5)	(0.59)%
Portfolio turnover rate	37.64%		71.53%		83.56%		67.95%		83.32%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The ratio of expenses excluding dividends and interest expenses on short postions are 2.16%, 2.25%, 2.29%, and 2.25% for the years ended February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(5)	The net investment income (loss) ratios include dividends on short positions and interest expense.
(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2019		Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015
Net Asset Value, Beginning of Year	$27.24		$26.83		$18.83		$28.20		$30.67

Income from investment operations:
Net investment income(1)	0.37		0.38		1.05		0.16		0.11
Net realized and unrealized gain (loss) on investments	(0.78)		1.35		7.04		(8.93)		1.61

Total from Investment Operations	(0.41)		1.73		8.09		(8.77)		1.72

Less Distributions:
From investment loss	(0.49)		(1.32)		(0.09)		—		(0.12)
From net realized gain on investments	—		—		—		(0.60)		(4.07)

Total Distributions to Shareholders	(0.49)		(1.32)		(0.09)		(0.60)		(4.19)

Paid-in capital from redemption fees (Note 2)	—		0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)

Net Asset Value, End of Year	$26.34		$27.24		$26.83		$18.83		$28.20

Total Return	-1.30%		6.37%		43.00%		-31.38%		5.31%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s Omitted)	$70,730		$96,661		$108,727		$87,274		$174,530
Ratio of expenses to average net assets	1.32	%(3)	1.33	%(3)(5)	1.33	%(3)	1.33	%(3)	1.22%
Ratio of net investment income to average net assets	1.40	%(4)	1.41	%(4)	4.47	%(4)	0.63	%(4)	0.36%
Portfolio turnover rate	37.64%		71.53%		83.56%		67.95%		83.32%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)

The ratio of expenses excluding dividends and interest expenses on short postions are 1.16%, 1.25%, 1.29%, and 1.25% for the years ended February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(4)	The net investment income ratios include dividends on short positions and interest expense.
(5)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

February 28, 2019

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objective and policies within the Trust. The investment objective of the Snow Capital Long/Short Opportunity Fund is long-term capital appreciation and protection of investment principal. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Long/Short Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by a Fund that is listed on a securities exchange, except those securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or at the latest sale price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the security will be priced at fair value in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Any discount or premium is accreted or amortized using the constant yield method until maturity. Constant yield amortization takes into account the income that is produced on a debt security. This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. In the event market quotations are not readily available, such security will be valued at its fair value.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds held no

Level 3 securities throughout the year ended February 28, 2019. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 28, 2019.

Snow Capital Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(1)	$32,035,627	$—	$—	$32,035,627
Money Market Fund	107,370	—	—	107,370

Total Assets	$32,142,997	$—	$—	$32,142,997

Snow Capital Long/Short Opportunity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(1)	$133,511,940	$—	$—	$133,511,940
Real Estate Investment Trusts	3,067,548	—	—	3,067,548
Purchased Options	28,000	—	—	28,000
Money Market Fund	15,507,631	—	—	15,507,631

Total Assets	$152,115,119	$—	$—	$152,115,119

Liabilities:
Securities Sold Short(2)	$(34,343,036)	$—	$—	$(34,343,036)

Written Options	$(443,181)	$(159,633)	$—	$(602,814)

Total Liabilities	$(34,786,217)	$(159,633)	$—	$(34,945,850)

(1)	See the Schedules of Investments for industry classifications.
(2)	See the Schedule of Securities Sold Short for industry classifications.

The Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Long/Short Opportunity Fund used put and call options during the period presented. The Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Long/Short Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 28, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$28,000	Options written, at value	$(602,814)

Total		$28,000		$(602,814)

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts	$(36,396)	$2,307,507	$2,271,111

Total	$(36,396)	$2,307,507	$2,271,111

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts	$8,864	$326,514	$335,378

Total	$8,864	$326,514	$335,378

The average monthly notional amount outstanding for purchased and written options during the year ended February 28, 2019 were 942,434 and (41,690,532), respectively.

The Fund is not subject to any Master Netting Arrangements, therefore the Fund did not offset any assets or liabilities.

(b)	Options

The Snow Capital Long/Short Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

(c)	Federal Income Taxes

Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Year Ended February 28, 2019	Year Ended February 28, 2018
Snow Capital Small Cap Value Fund	$24	$12
Snow Capital Long/Short Opportunity Fund	$—	$72

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2019	Year Ended February 28, 2018
Snow Capital Small Cap Value Fund
Ordinary Income	$—	$—
Long Term Capital Gain	$—	$—
Snow Capital Long/Short Opportunity Fund
Ordinary Income	$2,464,845	$8,800,191
Long Term Capital Gain	$—	$—

As of February 28, 2019, the components of accumulated earnings on a tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
Cost basis of investment for Federal income tax purposes	$33,494,834	$112,357,486

Gross tax unrealized appreciation	3,165,772	14,808,394
Gross tax unrealized depreciation	(4,517,609)	(9,996,610)

Net tax unrealized appreciation (depreciation)	(1,351,837)	4,811,784

Undistributed ordinary income	—	2,031,014
Undistributed long-term capital gain	—	—

Total distributable earnings	—	2,031,014

Other accumulated losses	(975,021)	(3,968,037)

Total accumulated earnings (losses)	$(2,326,858)	$2,874,761

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales. The cost basis of investment for Federal income tax purposes for Snow Capital Long/Short Opportunity Fund includes a reduction of $33,767,053 and $1,012,279 for short securities and written options, respectively.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Total Distributable Earnings (losses)	Paid In Capital
Snow Capital Small Cap Value Fund	$75,250	$(75,250)
Snow Capital Long/Short Opportunity Fund	$—	$—

At February 28, 2019, the Snow Capital Small Cap Value Fund deferred, on a tax basis, late-year ordinary losses of $25,791.

At February 28, 2019, the following Funds had capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains. To the extent a Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended February 28, 2019.

	Short-term	Long-term
Snow Capital Small Cap Value Fund	$—	$949,230
Snow Capital Long/Short Opportunity Fund	$3,708,140	$—

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2019. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2019. At February 28, 2019, fiscal years 2016 through 2019 for both Funds remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the following annual rates based on each Fund’s average daily net assets.

Rate
Small Cap Value Fund	0.95%
Long/Short Opportunity Fund	0.80%

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through the expiration dates listed below, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Caps as follows:

	Expense Cap	Expiration Date
Small Cap Value Fund	1.25%	June 28, 2020
Long/Short Opportunity Fund	1.30%	June 28, 2020

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Cap in place at the time of the waiver or reimbursement or (2) the Expense Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Small Cap Value Fund	Long/Short Opportunity Fund
February 28, 2020	$189,231	$—
February 28, 2021	$224,397	$—
February 28, 2022	$235,088	$—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the year ended February 28, 2019, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Small Cap Value Fund
Class A	$35,157	N/A
Class C	$36,511	$12,170
Long/Short Opportunity Fund
Class A	$169,923	N/A
Class C	$137,488	$45,829

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) (“Fund Services”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fund Services also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian. Fees incurred for the year ended February 28, 2019, and owed as of February 28, 2019, are as follows:

Administration and Accounting	Incurred	Owed
Small Cap Value Fund	$137,502	$22,242
Long/Short Opportunity Fund	$241,888	$36,483

Transfer Agency(1)	Incurred	Owed
Small Cap Value Fund	$64,717	$10,619
Long/Short Opportunity Fund	$100,974	$16,845

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations for the Small Cap Value and Long/Short Opportunity Funds.

Custody	Incurred	Owed
Small Cap Value Fund	$7,261	$1,339
Long/Short Opportunity Fund	$18,928	$2,941

The Small Cap Value and Long/Short Opportunity Funds each have a line of credit with US Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of Fund Services and US Bank.

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer (“CCO”) is also an employee of Fund Services. Each Fund’s allocation of the Trust’s CCO fee incurred for the year ended February 28, 2019, and owed as of February 28, 2019, are as follows:

CCO	Incurred	Owed
Small Cap Value Fund	$8,577	$1,904
Long/Short Opportunity Fund	$8,560	$1,889

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Value Fund – Class A Shares	Year Ended February 28, 2019	Year Ended February 28, 2018
Shares sold	7,467	15,195
Shares reinvested	—	—
Shares redeemed	(68,140)	(230,765)

Net decrease	(60,673)	(215,570)

Snow Capital Small Cap Value Fund – Class C Shares	Year Ended February 28, 2019	Year Ended February 28, 2018
Shares sold	6,045	9,362
Shares reinvested	—	—
Shares redeemed	(32,128)	(126,729)

Net decrease	(26,083)	(117,367)

Snow Capital Small Cap Value Fund – Institutional Class Shares	Year Ended February 28, 2019	Year Ended February 28, 2018
Shares sold	80,402	132,426
Shares reinvested	—	—
Shares redeemed	(203,007)	(455,580)

Net decrease	(122,605)	(323,154)

Snow Capital Long/Short Opportunity Fund Class A Shares	Year Ended February 28, 2019	Year Ended February 28, 2018
Shares sold	43,568	206,502
Shares reinvested	7,073	23,891
Shares redeemed	(267,393)	(564,649)

Net decrease	(216,752)	(334,256)

Snow Capital Long/Short Opportunity Fund Class C Shares	Year Ended February 28, 2019	Year Ended February 28, 2018
Shares sold	10,739	10,948
Shares reinvested	3,747	24,724
Shares redeemed	(147,967)	(358,492)

Net decrease	(133,481)	(322,820)

Snow Capital Long/Short Opportunity Fund Institutional Class Shares	Year Ended February 28, 2019	Year Ended February 28, 2018
Shares sold	102,984	498,640
Shares reinvested	34,169	93,348
Shares redeemed	(999,642)	(1,096,463)

Net decrease	(862,489)	(504,475)

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended February 28, 2019 are summarized below.

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
Purchases:
U.S. Government	$—	$—
Other	$18,734,711	$54,780,876
Sales:
U.S. Government	$—	$—
Other	$24,635,118	$86,755,750

(9)	Line of Credit

At February 28, 2019, the Small Cap Value Fund and the Long/Short Opportunity Fund each had a line of credit with a maximum amount of borrowing for the lesser of $7,000,000 and $25,000,000, respectively, or 33% of unencumbered assets maturing August 9, 2019. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with US Bank, the Funds’ custodian. Interest was accrued at the prime rate at the time of the loan (4.75%). There were no loans outstanding at period end. The following table provides information regarding the usage of the line of credit during the year ended February 28, 2019.

	Days Utilized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Small Cap Value Fund	25	$197,600	$711	$1,556,000	12/19/2018

*	Interest expense is reported on the Statement of Operations.

(10)	Recent Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the year ended February 28, 2019.

(11)	Subsequent Events

Management has evaluated subsequent events after February 28, 2019 and through the date the financial statements were issued and determined there were no subsequent events that would require recognition or disclosure in financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Snow Capital Family of Funds and

Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Snow Capital Family of Funds, comprising Snow Capital Small Cap Value Fund and Snow Capital Long/Short Opportunity Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of February 28, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Snow Capital Family of Funds as of February 28, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin

April 29, 2019

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

Tax Information

For the fiscal year ended February 28, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	0.00%
Long/Short Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2019 was as follows:

Small Cap Value Fund	0.00%
Long/Short Opportunity Fund	87.36%

For the year ended February 28, 2019, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	0.00%
Long/Short Opportunity Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect, the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	28	Professor, Department of Accounting, Marquette University (2004-present); Chair, Department of Accounting, Marquette University (2004-2017).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	28	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	28	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	28	President (2017-present), Chief Operating Officer (2016-present), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, USA MUTUALS (an open-end investment company) (2001-2018); Trustee, Buffalo Funds (an open-end investment company) (2003-2017).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Heartland Advisors, Inc.	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2012-present).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Laura Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

*

Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877-766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 3, 2017.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2019	FYE 2/28/2018
Audit Fees	$57,800	$79,900
Audit-Related Fees	0	0
Tax Fees	$10,300	$16,848
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche, LLP, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 2/28/2019	FYE 2/28/2018

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2019	FYE 2/28/2018
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 3, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title) * /s/ John Buckel
John Buckel, President

Date: 4/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
John Buckel, President

Date: 4/29/2019

By (Signature and Title)* /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date: 4/29/2019

* Print the name and title of each signing officer under his or her signature.